Item 1: Report to Shareholders

International Discovery Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

International small-cap stocks rallied during the six months ended April 30, 2007, renewing the long-running bull market in non-U.S. smaller companies. A strong noninflationary global economic expansion along with a wave of mergers, acquisitions, and private-equity buyouts pushed stock prices higher. There was a brief but intense downdraft in late February and early March, sparked by a sell-off in the Shanghai stock market on fears that the Chinese central bank might take action to cool that country’s red-hot economy, but investors quickly recovered their appetite for riskier assets. Japanese stocks bucked the trend, however, as weak domestic prices and consumer demand held markets there in check.

HIGHLIGHTS

• International small-cap stocks rallied in the six months ended April 30, aided by strong noninflationary global economic expansion along with a wave of mergers, acquisitions, and private-equity buyouts.

• The fund generated solid gains, led by industrials and business services, consumer discretionary, and financials, while utilities and materials lagged.

• We increased our holdings in Europe and reduced our allocation to Japan, which continues to suffer from weak consumer spending and low domestic investor demand for small-caps.

• As long as the economic cycle remains strong, international small-caps should continue to do well, but we are cautious given that we no longer see the attractive relative valuations that prevailed earlier.

Your fund posted a strong 18.95% return over the six-month period, as shown in the table. The fund modestly trailed its MSCI, S&P/Citigroup, and Lipper benchmarks. On an absolute basis, the fund’s top-contributing sectors were industrials and business services, consumer discretionary, and financials, while utilities and materials lagged. We were underweight in heavy cyclicals such as materials and capital goods, and this detracted from performance relative to our S&P/ Citigroup index, although the negative impact was partially offset by being overweighted in the strong-performing energy sector and underweighted in banks.

WHAT STRONGER FOREIGN CURRENCIES MEAN FOR INTERNATIONAL INVESTORS AND ECONOMIES

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback’s weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

MARKET REVIEW

The last six months represent yet another strong semester for your fund and for the asset class. Even with the weakness in the prior six-month period, the trailing 12-month returns are above the long-term average for the fund. The six months were characterized by continued strong appetite for high-risk assets, despite the upward bias to interest rates globally and a slowing U.S. economy. Demand growth outside the U.S. is now sufficiently large and robust to offset cyclical weakness in the U.S. economy. The bull market has been widespread both geographically and by sector. Banking and technology were lagging performers during the period, and, regionally, Japanese equities were major underperformers. European economic performance continued to surprise on the upside with Northern Europe and Germany doing particularly well. Europe represents around 60% of our total universe.

As mentioned earlier, there was a brief interlude in late February and early March when a contagion effect from measures to cool the Chinese market spread elsewhere. China’s surging economic growth is driving a demand cycle that is rendering scarce resources such as basic materials, energy, and engineering expertise that were previously plentiful. This is especially important to our fund since materials and capital goods are prolific within the international small-cap universe.

We witnessed an acceleration in merger and acquisition activity and an extension of this deal-making into large-caps, where previously corporate activity had been primarily a small-company phenomenon. Although your portfolio was the subject of fewer bids than in recent periods, the current easy-money environment continues to bolster small- and mid-cap equities. The low cost of borrowing money means private-equity investors can readily afford to take public companies private through leveraged buyouts, retiring “expensive” equity and replacing it with “cheap” debt.

PORTFOLIO AND STRATEGY REVIEW

The fund’s main geographic shift has been an increase in European exposure from 49.5% to 56.0%. This reflects a combination of active investing and a strong euro relative to other currencies. The corollary has been a reduction in Japanese exposure from 19.4% to 14.4%. Japanese equities have continued to underperform the broad global equity markets, and, within Japan, small-cap stocks have been weaker than large-caps, making Japan an anomaly in this regard as well.

Our overall emerging market exposure remains roughly intact, though within that we reduced our allocation to India, boosted our holdings in China and Russia, and made a solitary investment in Brazil.

REGIONAL RESULTS

Europe
Market sentiment for European small-cap stocks was resoundingly bullish, boosted by good economic news in the region. Demand was sufficiently robust for the European Central Bank to raise interest rates twice during the period, in November and March, while the Bank of England raised them in November and January. The timing of the latter move proved a surprise to markets, but this did little to dint the appetite for risk. The euro enjoyed strong gains against most major currencies, but demand from within Europe and emerging markets countered any damage that the stronger currency might have had on the export earnings vital to many mid-size companies.

Sweden, Finland, Germany, Poland, Greece, and Norway all registered returns in the neighborhood of 30% in U.S. dollar terms. Lagging markets were the U.K., Belgium, and Spain, where there were some concerns that the property market had become overheated.

Major contributors to fund performance included two German stocks: SGL Group and Wacker Chemie, which supply specialty materials to the booming steel and solar industries, respectively. We subsequently sold Wacker Chemie. The portfolio was subject to one takeover bid. TradeDoubler (Sweden) was approached by AOL. We eliminated the position during the bid process, which was eventually unsuccessful. (Please refer to our Portfolio of Investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Within the region, we invested according to a number of themes:

Energy and Oil Services. Around the turn of the year, we bought oil services companies such as Bourbon (France), Geophysique Veritas (France), and Expro International (U.K.). We believe the demand cycle for the means of oil exploration and production will be very powerful for at least the next couple of years.

Asset Managers. We invested in a new breed of asset managers that give investors exposure to alternative assets: Partners Group (Switzerland) provides private-equity investments to institutional funds; Bluebay Asset Management (U.K.) specializes in all forms of credit and offers “long/ short” funds that combine purchasing shares with short-selling; and Ashmore (U.K.) is an emerging market credit specialist. All three have potentially multiple years of asset growth ahead of them.

Alternative Energy/Green Issues. Emerging fuel cell provider Ceres Power (U.K.) and emerging wind turbine manufacturer Clipper Windpower (U.K.) are both leading technological innovators in alternative energy generation. EDF Energies Nouvelles (France) is developing wind farms, primarily in the U.S. Ecosecurities (Ireland) is an originator of carbon credits that it in turn sells to European and Japanese companies that are in deficit according to the Kyoto Protocol’s greenhouse gas restrictions.

We caution that if European small-caps outperform in calendar year 2007, this will be an unprecedented seventh year in a row. In aggregate, they are valued at a 17% premium based on earnings and an 8% premium based on book values relative to large companies.

Japan
Your fund currently has 14.4% exposure to smaller Japanese companies, which were the worst-performing global equity asset class. Japanese small-caps rose only 3.5% in U.S. dollar terms, lagging the S&P/ Citigroup Extended Market Index World ex U.S. by a wide margin. The diagnosis for this continued and uncorrelated weakness in Japanese equities is weak domestic (nonexport) demand growth and a lack of interest from individual Japanese investors, who tend to be the incremental buyers of Japan’s small companies. Trading volumes in the TSE Mothers Index, which tracks the performance of the very smallest Japanese companies, are a fraction of what they were just 12 months ago.

Shipping, metals, real estate, and machinery were the best-performing market segments, while the worst were banks, services, retail, autos, and consumer finance. Our top Japanese contributor was Aruze, a gaming machine company with a large holding in Wynn Resorts. The chief detractors were Nissha Printing and golf course operator Pacific Golf Group. We eliminated Nissha Printing.

Rest of the World
Asia ex-Japan remains our second-largest regional exposure and our largest positive regional “bet.” Much has been written about the rapidity and longevity of economic growth in India and China, and this is having a lasting effect both regionally and globally. Until recently, China’s capital market development had lagged its economic development, but in recent months Chinese stock markets have enjoyed an explosion, driven by retail (individual) interest in the stock market and, to a lesser extent, the Qualified Foreign Institutional Investor (QFII) program, which has allowed foreign institutions to invest in a restricted fashion in China’s A share market. We have participated both directly through Chinese listed stocks, but also through Hong Kong-listed Chinese stocks and Taiwanese equities with significant Chinese exposure. In aggregate, our exposure to China is approximately 9%.

Our strategy in the region has been to trim exporters and to gradually reduce our exposure to India, where inflationary pressures have necessitated a slowdown. Wary that Chinese equities have run up too far too fast, we prefer to play China via the “better value” that we think can be found in Hong Kong or Taiwan. An example of this is Hong Kong-based Huabao International, which supplies flavors and fragrances for the Chinese tobacco industry. We have been hurt by missing out on the areas of strongest performance, namely heavy cyclicals and property.

Our biggest contributors in the region were Singapore-listed Banyan Tree, which owns and manages high-end resorts and hotels in the region, and Austar Communications, an Australian pay-TV platform.

INVESTMENT OUTLOOK

With only brief periods of interruption, this bull market in small-capitalization companies has continued to run and run. This has been a global phenomenon. The “triple merits” that underpin this bull run remain in place: a supportive macroeconomic backdrop of above-trend, low-inflation economic growth; a supportive credit cycle—despite interest rate hikes, corporate bond spreads are still very tight; and booming corporate activity both in business-to-business (or strategic) mergers and acquisitions and private equity public-to-private deals.

We caution that the attractive valuations that prevailed at the beginning of this bull run in 2002-2003 have reversed and the small-company “discount” has run up to a premium. This asset class is particularly sensitive to macroeconomic conditions, though. As long as the cycle remains strong, international small-caps should continue to do well.

Yet, we are left feeling ambivalent. Although we remain fully invested, we recognize that any downturn will be from a high valuation base. Your team of dedicated portfolio managers and analysts has cut their cloth accordingly—rigorous analysis to identify and avoid areas of the market that have the most valuation risk and identification of stocks that provide some downside cushion. We do not think a major retraction of markets is imminent but take care to build a degree of comfort into the portfolio.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 18, 2007

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI indexes: Market-capitalization-weighted indexes of stocks designed to track stock markets in various countries and regions.

MSCI EAFE Small-Cap Index: A market-capitalization-weighted index of small-cap stocks in 21 world markets.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P/Citigroup Extended Market Index World ex U.S.: A small-capitalization index of the S&P/Citigroup Broad Market Index.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 48.92	$ 37.31	$ 29.48	$ 25.21	$ 15.34	$ 19.28
Investment activities						
Net investment income	0.17	0.36	0.19	0.07	0.08	0.01
Net realized and unrealized gain (loss)	8.46	11.59	7.68	4.33	9.79	(3.95)
Total from investment activities	8.63	11.95	7.87	4.40	9.87	(3.94)
Distributions						
Net investment income	(0.31)	(0.15)	(0.01)	(0.08)	–	–
Net realized gain	(4.91)	(0.21)	(0.03)	(0.06)	–	–
Total distributions	(5.22)	(0.36)	(0.04)	(0.14)	–	–
Redemption fees added to paid-in capital	–	0.02	–	0.01	–	–
NET ASSET VALUE						
End of period	**$ 52.33**	**$ 48.92**	**$ 37.31**	**$ 29.48**	**$ 25.21**	**$ 15.34**

Ratios/Supplemental Data						
Total return^	**18.95%**	**32.29%**	**26.72%**	**17.58%**	**64.34%**	**(20.44)%**
Ratio of total expenses to average net assets	1.22%†	1.24%	1.28%	1.32%	1.41%	1.44%
Ratio of net investment income to average net assets	0.70%†	0.79%	0.54%	0.28%	0.46%	0.06%
Portfolio turnover rate	64.0%†	82.3%	85.3%	106.4%	115.9%	93.9%
Net assets, end of period (in millions)	$ 2,703	$ 2,096	$ 1,291	$ 880	$ 652	$ 360

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 4.9%		
Common Stocks 4.9%		
Austar Communications (1)	17,500,000	24,240
Australian Worldwide Exploration (1)(2)	2,436,627	6,121
Beach Petroleum (1)	7,000,000	7,336
Boart Longyear (2)	11,035,881	17,732
Challenger Financial Services (1)	3,405,419	14,867
Downer EDi	2,236,300	13,868
Equigold (1)(3)	9,511,300	14,494
GRD (1)	3,356,107	6,150
Herald Resources (2)	7,000,000	6,074
Oil Search (1)	2,570,701	7,602
Worley Group (1)	589,499	13,377
Total Australia (Cost $74,178)		131,861
AUSTRIA 0.4%		
Common Stocks 0.4%		
Wiener Staedtische Versicherung	150,000	11,267
Total Austria (Cost $8,797)		11,267
BELGIUM 1.0%		
Common Stocks 1.0%		
UCB (1)	350,000	20,829
UCB (Frankfurt Exchange Traded)	87,350	5,193
Total Belgium (Cost $21,202)		26,022
BRAZIL 0.3%		
Common Stocks 0.3%		
Obrascon Huarte Lain Brasil	500,000	7,690
Total Brazil (Cost $7,354)		7,690

CHINA 3.5%

Common Stocks 3.5%

Beijing Capital Land, H Shares (HKD)	10,202,000	4,354
Beijing Enterprises (HKD) (1)	6,754,000	17,420
Huabao International (HKD)	17,755,000	10,125
Ports Design (HKD) (1)	3,979,000	11,202
Sina (USD) (1)(2)	478,800	16,509
Tencent Holdings (HKD) (1)	2,180,000	7,447
Travelsky Technology, Class H (HKD) (1)(2)	6,424,000	10,938
Xinhua Finance (JPY) (2)	7,875	4,666
Yangzijizng Shipbuilding (SGD) (2)	4,850,000	4,212
Yucheng Technologies, Warrants, 11/18/08 (USD) (2)	505,130	2,005
Zhejiang Glass (HKD) (2)	8,395,000	5,266
Total China (Cost $74,351)		94,144

DENMARK 0.2%

Common Stocks 0.2%

Ambu, B Shares	300,000	5,682
Total Denmark (Cost $5,244)		5,682

FINLAND 0.7%

Common Stocks 0.7%

Capman (1)	2,281,000	10,582
Rapala (1)	1,039,118	8,729
Total Finland (Cost $10,585)		19,311

FRANCE 5.8%

Common Stocks 5.8%

Biomerieux	250,000	21,066
Bourbon SA (1)(2)	175,000	12,551
CIE Generale de Geophysique Veritas (2)	80,000	16,667
Delachaux	150,000	13,257

Preferred Stocks 0.6%		
Sartorius (1)	300,000	17,267
		17,267
Total Germany (Cost $133,798)		192,742

GREECE 1.7%

Common Stocks 1.7%		
Corinth Pipeworks (2)	1,000,000	8,574
Jumbo	600,000	18,717
Lamda Development (2)	828,145	17,123
Total Greece (Cost $25,055)		44,414

HONG KONG 2.4%

Common Stocks 2.4%		
Cafe De Coral Holdings	5,492,000	10,002
Clear Media (1)(2)	3,503,000	3,692
Computime Group	17,172,000	5,463
Integrated Distribution Services	5,468,000	15,382
Kingboard Laminates Holding (2)	9,683,000	8,980
Lifestyle International (1)	4,545,000	15,447
Public Financial Holdings (1)	6,896,000	5,196
Total Hong Kong (Cost $47,194)		64,162

INDIA 4.8%

Common Stocks 4.8%		
Apollo Tyres	750,000	5,751
BF Utilities (2)	137,940	6,252
Educomp Solutions	303,200	9,561
Financial Technologies	826,332	39,121
Glaxosmithkline Consumer	289,454	3,716
Idea Cellular (2)	4,680,429	13,057

JAPAN 14.4%

Common Stocks 14.4%

ABC-Mart	100,000	2,229
AOC Holdings (1)	611,400	9,494
Ardepro (1)	39,561	13,228
Aruze (1)	316,200	11,176
Asahi Intecc	250,200	6,324
Asahi Pretec (1)	532,900	13,333
Asics (1)	1,078,000	13,554
Atrium	314,500	8,565
Bank of the Ryukyus (2)	324,700	6,888
Benesse (1)	419,200	15,614
Daiseki	399,360	7,717
Glory Limited	136,100	2,699
Hamamatsu Photonics (1)	380,700	10,954
Intelligence (1)	5,482	14,167
Joint Corporation First Section	249,100	8,228
Modec (1)	412,400	13,082
Nagase & Company	168,000	2,216
Nakanishi	84,400	9,901
NHK Spring (1)	953,000	8,201
Nichias	1,305,000	11,347
Nihon Parkerizing	820,000	14,859
Nitori (1)	332,100	15,884
Nitto Boseki (1)	2,389,000	9,094
Okinawa Cellular Telephone	3,832	11,270
Otsuka (1)	147,600	14,258
Pacific Golf Group (1)(2)	8,258	7,407
Point (1)	162,790	10,839
Press Kogyo	1,238,000	5,442
Rohto Pharmaceutical	1,078,000	11,939
Sanken Electric (1)	935,000	8,416
Star Micronics (1)	663,400	16,068
Taihei Kogyo	1,367,000	7,893

SPAIN 0.9%		
Common Stocks 0.9%		
Baron De Ley (2)	100,000	6,631
Grifols (2)	1,000,000	17,326
Total Spain (Cost $9,136)		23,957
SRI LANKA 0.3%		
Common Stocks 0.3%		
Dialog Telekom	34,873,200	8,513
Total Sri Lanka (Cost $6,949)		8,513
SWEDEN 3.9%		
Common Stocks 3.9%		
B&B Tools, B Shares	658,415	22,401
Concordia Maritime, B Shares (1)	760,000	4,916
Gant Company (2)	500,000	19,542
Holmen, Series B (1)	300,000	13,380
Kappahl	1,000,000	10,852
Lindab International AB (1)	500,000	13,677
Lindex (1)	750,000	10,142
Unibet Group, GDR	322,000	10,561
Total Sweden (Cost $72,546)		105,471
SWITZERLAND 4.0%		
Common Stocks 4.0%		
Bachem Holding, Class B	100,000	8,356
Basilea Pharmaceutica (2)	50,000	11,057
Dufry (2)	131,790	14,707
EFG International (1)(2)	300,000	13,472
Geberit	10,000	17,750
Partners Group (1)(2)	150,000	18,919

Petroplus Holdings (2)	281,250	23,032
Total Switzerland (Cost $61,010)		107,293

TAIWAN 2.9%

Common Stocks 2.9%		
104 Corp.	1,053,000	5,650
Formosa International Hotels	1,079,096	11,579
Fuhwa Financial Holdings (2)	25,891,680	11,150
Powertech Technology	3,255,000	12,110
Synnex Technology International	9,890,000	12,409
Tainan Spinning (2)	24,998,000	11,289
Taiwan Glass Industrial	5,555,000	4,825
Teco Electric & Machinery	19,481,000	10,015
Total Taiwan (Cost $78,850)		79,027

UNITED KINGDOM 17.0%

Common Stocks 17.0%		
Admiral Group	750,000	15,878
Aero Inventory	1,000,000	7,757
Arena Leisure	4,918,756	7,042
Ashmore Group	2,705,000	17,476
Benfield Group	2,500,000	15,679
Bluebay Asset Management (2)	2,000,000	18,263
Brammer (3)	2,500,000	16,973
Cairn Energy (2)	406,250	13,665
Carter & Carter Group	550,000	13,188
Centaur Holdings	4,000,000	11,468
Ceres Power Holdings (1)(2)	1,600,000	7,379
Charter (2)	1,375,000	28,058
Clipper Windpower (2)	500,000	8,760
Dignity	777,777	11,379
Dolphin Capital Investors	3,000,000	9,640

Expro International	750,000	12,569
GW Pharmaceuticals (2)	3,200,000	5,785
Halfords Group	1,500,000	11,289
Hikma Pharmaceuticals (2)	2,500,000	18,951
Huntsworth PLC	5,000,000	10,399
I-Mate (2)	2,750,000	3,097
IG Group Holdings	2,500,000	15,190
Intertek Group	1,000,000	18,532
ITE Group	3,000,000	9,980
Mouchel Parkmen	840,000	7,558
NDS Group, ADR (USD) (2)	400,000	20,628
New Star Asset Management	750,000	6,866
Paypoint	1,000,000	14,262
Petrofac	1,400,000	12,313
Pinewood Shepperton	2,000,000	10,499
Serco Group	1,700,000	16,687
Serica Energy (2)	4,800,000	11,291
Sports Direct International (2)	3,000,000	14,171
St James's Place	1,500,000	13,555
SThree	1,500,000	14,343
Xansa	5,000,000	9,143
Total United Kingdom (Cost $317,114)		459,713
UNITED STATES 0.1%		
Common Stocks 0.1%		
deCode genetics (1)(2)	914,900	3,422
Total United States (Cost $4,363)		3,422
SHORT-TERM INVESTMENTS 2.8%		
Money Market Funds 2.8%		
T. Rowe Price Reserve Investment Fund, 5.36% (3)(5)	76,513,269	76,513
Total Short-Term Investments (Cost $76,513)		76,513

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $2,290,809)	$ 2,992,222
Affiliated companies (cost $96,273)	107,980
Total investments in securities	3,100,202
Receivable for investment securities sold	9,917
Dividends and interest receivable	5,522
Receivable for shares sold	4,792
Foreign currency (cost $2,644)	2,684
Other assets	21,736
Total assets	3,144,853
Liabilities	
Obligation to return securities lending collateral	392,688
Payable for investment securities purchased	23,248
Investment management fees payable	2,287
Payable for shares redeemed	1,595
Due to affiliates	166
Other liabilities	21,861
Total liabilities	441,845
NET ASSETS	$ 2,703,008
Net Assets Consist of:	
Undistributed net investment income	$ 8,316
Undistributed net realized gain	85,684
Net unrealized gain	713,158
Paid-in capital applicable to 51,648,702 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,895,850
NET ASSETS	$ 2,703,008
NET ASSET VALUE PER SHARE	$ 52.33

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 4/30/07
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $1,225)	$ 21,472
Securities lending	1,155
Interest (net of foreign taxes of $36)	79
Total income	22,706
Expenses	
Investment management	12,475
Shareholder servicing	1,407
Custody and accounting	341
Prospectus and shareholder reports	79
Registration	40
Legal and audit	27
Directors	7
Miscellaneous	80
Total expenses	14,456
Expenses paid indirectly	(1)
Net expenses	14,455
Net investment income	8,251
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities (net of foreign taxes of $786)	103,130
Foreign currency transactions	248
Net realized gain	103,378
Change in net unrealized gain (loss)	
Securities	300,179
Other assets and liabilities denominated in foreign currencies	45
Change in net unrealized gain	300,224
Net realized and unrealized gain	403,602
INCREASE IN NET ASSETS FROM OPERATIONS	$ 411,853

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2007, approximately 24% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2007, the value of loaned securities was $389,495,000; aggregate collateral consisted of $392,688,000 in the money market pooled account and U.S. government securities valued at $19,251,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $970,291,000 and $732,933,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $2,387,082,000. Net unrealized gain aggregated $713,158,000 at period-end, of which $776,479,000 related to appreciated investments and $63,321,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements.

At April 30, 2007, the fund had a tax refund receivable of $150,000 attributable to foreign securities, no deferred tax liability attributable to foreign securities, and no foreign capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTION

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2007, expenses incurred pursuant to these service agreements were $58,000 for Price Associates, $658,000 for T. Rowe Price Services, Inc., and $205,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2007, the fund was allocated $6,000 of Spectrum Funds’ expenses, of which $2,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2007, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager), and the investment subadvisory contract (Subadvisory Contract) between the Manager and T. Rowe Price Global Investment Services, Inc. (Global). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board was provided with detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median of other groups of comparable funds. The information also showed that the fund’s expense ratio was below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007